Exhibit 99.1
Dropbox Completes New Senior Secured Revolving Credit Facility; Announces $900M Stock Repurchase Program
SAN FRANCISCO, Calif. - June 1, 2026 - Dropbox, Inc. (“Dropbox” or the “Company”) (Nasdaq: DBX), today announced entry into a senior secured revolving credit facility with JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent, Joint Lead Arranger and Bookrunner, Citizens Bank, N.A., Goldman Sachs Bank USA and RBC Capital Markets, each as Joint Lead Arranger, the Lenders and Issuing Banks party thereto, and the other parties party thereto, providing the Company with up to $400 million in borrowing capacity on the terms and conditions set forth therein. Proceeds may be used for working capital and general corporate purposes, including share repurchases.
The Company also announced the authorization of a new share repurchase program for the purchase of an additional $900 million of its Class A common stock.

About Dropbox

Dropbox is the one place to keep life organized and keep work moving. With more than 700 million registered users across approximately 180 countries, we're on a mission to design a more enlightened way of working. Dropbox is headquartered in San Francisco, CA, and has employees around the world. For more information on our mission and products, visit http:// dropbox.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among other things, our expectations regarding the performance of our Core business as well as our new product initiatives. Words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "plans," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to risks, uncertainties, and assumptions including, but not limited to: (i) our ability to retain and upgrade paying users; (ii) our ability to attract new users or convert registered users to paying users; (iii) our expectations regarding general economic, political, and market trends and their respective impacts on our business; (iv) impacts to our financial results and business operations as a result of pricing and packaging changes to our subscription plans; (v) our future financial performance, including trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, paying users, annual recurring revenue, average revenue per user, free cash flow, unlevered free cash flow, and the assumptions underlying such trends; (vi) our ability to achieve or maintain profitability; (vii) our ability to prevent security breaches and our liability or other potential legal, regulatory, or reputational consequences of any unauthorized access to our data or our customer data; (viii) significant disruption of service on our platform or loss of content; (ix) any decline in demand for our platform or for content collaboration solutions in general; (x) changes in the interoperability of our platform across devices, operating systems, and third-party applications that we do not control; (xi) our ability to compete successfully in competitive markets; (xii) our ability to respond to rapid technological changes, extend our platform, develop new features or products, or gain market acceptance for such new features or products; (xiii) our ability to improve quality and ease of adoption of our new and enhanced product experiences, features, and capabilities; (xiv) our expectations around future growth; (xv) our various acquisitions of companies and assets and the potential of such acquisitions to require significant management attention, disrupt our business, or dilute stockholder value; (xvi) our ability to attract, retain, integrate, and manage key and other highly qualified personnel, including as a result of our Virtual First model with an increasingly distributed workforce; (xvii) our capital allocation plans with respect to our stock repurchase program and other investments; and (xviii) the dual class structure of our common stock and its effect of concentrating voting control with certain stockholders who held our capital stock prior to the completion of our initial public offering. Further information on risks that could affect Dropbox’s results is included in our filings with the Securities and Exchange Commission ("SEC"), including our Form 10-Q for the quarter ended March 31, 2026. Additional information will be made available in other reports that we may file with the SEC from time to time, which could cause actual results to vary from expectations. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Dropbox assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release, except as required by applicable law.

Contacts
Investors:

Sarah Schubach
ir@dropbox.com
or

Media:
Tim Rathschmidt
press@dropbox.com